SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549-1004
                          ______________________

                                 FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                               September 17, 2002

                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                                     11-2408943
(State or other jurisdiction of              (IRS Employer Identification No.)
 incorporation or organization)

 767 Fifth Avenue, New York, New York                  10153
 (Address of principal executive offices)           (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.       Regulation FD Disclosure.

                 On September 17, 2002, each of the principal executive officer, Fred H. Langhammer, and principal financial officer, Richard W. Kunes, of
The Estee Lauder Companies Inc., filed with the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

                  In addition, the Annual Report on Form 10-K for the fiscal year ended June 30, 2002, filed with the Securities and Exchange Commission on September 17, 2002, by The Estee Lauder Companies Inc. was accompanied by certifications by Mr. Langhammer and Mr. Kunes pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350).

                  A copy of each of the statements and the certifications is attached hereto as an Exhibit (99.1, 99.2, 99.3 and 99.4).

                  In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                        THE ESTEE LAUDER COMPANIES INC.

Date:  September 17, 2002                    By:   /s/Richard W. Kunes
                                             -------------------------
                                                 Richard W. Kunes
                                              Senior Vice President
                                          and Chief Financial Officer
                                           (Principal Financial and
                                               Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

99.1 Statement of Principal Executive Officer pursuant to Securities and Exchange Commission Order No.4-460.

99.2 Statement of Principal Financial Officer pursuant to Securities and Exchange Commission Order No.4-460.

99.3            Certification of Chief Executive Officer pursuant to 18 U.S.C.
                Section 1350.

99.4            Certification of Chief Financial Officer pursuant to 18 U.S.C.
                Section 1350.

                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Fred H. Langhammer, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of The Estee Lauder Companies Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the Fiscal Year ended June 30, 2002 of The Estee Lauder Companies Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Estee Lauder Companies Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

         o any amendments to any of the foregoing.





/s/ Fred H. Langhammer                      Subscribed and sworn to
---------------------
Fred H. Langhammer                          before me this 17th day of
September 17, 2002                          September 2002

                                            /s/ Rose Reischer
                                            -----------------
                                            Notary Public

                                            ROSE REISCHER
                                            Notary Public, State of New York
                                            No. 01RE4960525
                                            Qualified in Nassau County
                                            Cert. Filed in New York County
                                            Commission Expires December 26, 2005

                                                                    EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Richard W. Kunes, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of The Estee Lauder Companies Inc., and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K for the Fiscal Year ended June 30, 2002 of The Estee Lauder Companies Inc.;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Estee Lauder Companies Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

       o any amendments to any of the foregoing.





/s/ Richard W. Kunes                        Subscribed and sworn to
--------------------
Richard W. Kunes                            before me this 17th day of
September 17, 2002                          September 2002

                                            /s/ Rose Reischer
                                            -----------------
                                            Notary Public

                                            ROSE REISCHER
                                            Notary Public, State of New York
                                            No. 01RE4960525
                                            Qualified in Nassau County
                                            Cert. Filed in New York County
                                            Commission Expires December 26, 2005

                                                                    Exhibit 99.3

                                  Certification
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(Subsections (a) and
 (b) of Section 1350, Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended June 30, 2002
(the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     September 17, 2002              /s/ Fred H. Langhammer
                                          -----------------------
                                           Fred H. Langhammer
                                           President and Chief Executive Officer






           The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.

                                                                    Exhibit 99.4

                                  Certification
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
 (b) of Section 1350, Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-K for the year ended June 30, 2002
(the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     September 17, 2002                    /s/ Richard W. Kunes
                                                 ---------------------
                                                 Richard W. Kunes
                                                 Senior Vice President and Chief
                                                 Financial Officer



           The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.